UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2022

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Safehold Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-38122	30-0971238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas
39th Floor
New York , NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400

 _______________________________________________________________________________

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SAFE	NYSE

Item 2.02Results of Operations and Financial Condition.

On August 3, 2022, Safehold Inc. issued an earnings release and made available on its website an earnings presentation for the quarter ended June 30, 2022. A copy of the earnings release and earnings presentation are attached as Exhibit 99.1 and Exhibit 99.2, respectively, hereto and incorporated herein by reference.

The information in this Current Report, including the exhibits hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 7.01Regulation FD Disclosure.

On August 3, 2022, Safehold Inc. made available on its website an earnings presentation for the quarter ended June 30, 2022. A copy of the earnings presentation is attached as Exhibit 99.2 hereto and incorporated by reference.

The earnings presentation, including Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 8.01Other Events.

On August 3, 2022, iStar Inc. filed an amendment to its Form 13D and noted that a special committee of its board of directors and a special committee of our board of directors are in advanced discussions with respect to a potential business combination transaction and are proceeding to negotiate definitive transaction agreements. According to the 13D amendment, the potential transaction would involve a stock-for-stock merger of the companies to form a self-managed, ground lease-focused REIT. No definitive agreements with respect to the potential transaction have been executed, and there can be no assurance that definitive agreements will be executed between the companies.

Item 9.01Financial Statements and Exhibits.

Exhibit 99.1Earnings Release.

Exhibit 99.2Earnings Presentation.

Exhibit 104Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Safehold Inc.

Date:	August 3, 2022	By:	/s/ BRETT ASNAS
Brett Asnas
Chief Financial Officer